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                        AIM INVESTMENT SECURITIES FUNDS

                      LIMITED MATURITY TREASURY PORTFOLIO

                              INSTITUTIONAL SHARES

                       Supplement dated December 16, 1996
       to the Statement of Additional Information dated November 21, 1996



         On December 11, 1996, the Board of Trustees of AIM Investment Securities Funds approved, subject to shareholder approval, the elimination of a certain fundamental investment policy of Limited Maturity Treasury Portfolio (the "Fund"). Shareholders of the Fund will be asked to approve this change at an annual meeting of shareholders to be held on February 7, 1997. If approved, this change will become effective as of March 1, 1997.

         Reference is made to Investment Restriction No. (7) of the Fund, set forth on page 10 of the Fund's Statement of Additional Information. The Board of Trustees has approved the elimination of Investment Restriction No. (7) of the Fund. In the event shareholders approve the proposed change, Investment Restriction No. (7) will no longer apply.